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                                                        EXHIBIT 10.5.e

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                        STANDARD FORM OF OFFICE LEASE
                   The Real Estate Board of New York, Inc.
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AGREEMENT OF LEASE, made as of this          15th    day of      January, 1992,
betweem 352 Seventh Avenue Associates, a New York Ltd. Partnership of 855
Avenue of the Americas, Borough of Manhattan, City and State of New York, party of the first part, hereinafter referred to as OWNER, and MANCHESTER EQUIPMENT CO., INC., a New York Corporation of 353 Seventh Avenue, Borough of Manhattan, City and State of New York, party of the second part, hereinafter referred to
as TENANT, WITNESSETH:       Owner hereby leases to Tenant and Tenant hereby
hires from Owmer                                         Entire floor 12A in
the building known as 352 Seventh Avenue in the Borough of Manhattan, City of New York, for the term of seven (7) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the

 1st day of February ninteen hundred and ninety two and to end on the 31st day of January ninteen hundred and ninety nine both dates inclusive, at an annual rental rate of Ninety three thousand seven hundred fifty ($93,750.00) Dollars, which Tenant agrees to pay in lawful money of the United Stated which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

        In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

        The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

        RENT OCCUPANCY. 1. Tenant shall pay the rent as above and as hereinafter provided.

        2. Tenant shall use and occupy demised premises for general administrative and sales offices, and for other purpose.

        3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article. Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, movable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner. Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be remove, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

        MAINTENANCE AND REPAIRS. 4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and apportenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution or rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, apportenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in
Article 9 hereof.

        WINDOW CLEANING: 5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

        REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS: 6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's

















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use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rate applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.
        SUBORDINATION: 7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.
        PROPERTY--LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY: 8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwide, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work.
        If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder, nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or unproper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not be be unreasonably withheld.
        DESTRUCTION, FIRE AND OTHER CASUALTY: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premiss which is usable.(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles, and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from owner that the premises are substantially ready for Tenant's occupancy. (c) Nothng contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurace policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property law and agrees that the provisions of this article shall govern and control in lieu thereof.
        EMINENT DOMAIN: 10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.
        ASSIGNMENT, MORTGAGE, ETC.: 11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior writen consent of Owner in each instance. Transfer of the majority of the stock of a corporate
Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant. Owner may, after defult by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.
        ELECTRIC CURRENT: 12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.
        ACCESS TO PREMISES: 13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein privided they ar conealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interuption of business or otherwise. Throughout the term herof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the
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same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises. Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

        VAULT, VAULT SPACE, AREA: 14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

        OCCUPANCY: 15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

        BANKRUPTCY: 16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

        (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

        DEFAULT: 17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under Section 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have dilengently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

        (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.


        REMEDIES OF OWNER AND WAIVER OF REDEMPTION: 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part of parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any was the rights of Owner to collect the deficiency for any month shall not prejudice in any way the rights of Owner to collect the dificiency of any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.


        FEES AND EXPENSES 19. If Tenant shall default in the obvservance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.


        BUILDING ALTERATIONS AND MANAGEMENT: 20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for dimunition of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.


        NO REPRESENTATIONS BY OWNER: 21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

        END OF TERM: 22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal therof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

        QUIET ENJOYMENT: 23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 30 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

        FAILURE TO GIVE POSSESSION: 24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York
Real Property Law.

        NO WAIVER: 25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided.
No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

        WAIVER OF TRIAL BY JURY: 26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counter-claim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceding including a counterclaim under Article 4.

        INABILITY TO PERFORM: 27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

        BILLS AND NOTICES: 28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

        SERVICES PROVIDED BY OWNERS: 29. As long as Tenant is not in default under any of the covenants of this lease, Owners shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times;
(b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any of Tenant's refuse and rubbish from the building; (e) if the demised premises is serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER to added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic-control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting this lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence.

        CAPTIONS: 30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

        DEFINITIONS: 31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 29 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

R1.

         To the extent that any provisions of any Rider to this Lease are in any way inconsistent or conflict with any of the preceding provisions of the Lease, or of the rules and regulations appended to this Lease, regardless of whether or not such inconsistency is expressly noted in the Rider, the provisions of the Rider shall be controlling.

R2.

         As used in this Lease and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders. The captions, headings and marginal notes throughout this Lease are for convenience of reference only and the words contained therein shall in no way be held or deemed to define, limit, explain, modify, amplify, or add to the interpretation, construction or meaning of any provision of, or the scope or intent of, this Lease, nor in any way affect this Lease. Except as otherwise expressly stated, each payment provided to be made by the Tenant shall be in addition to, and not in substitution for, all other payments to be made by the Tenant to the Landlord. The term "PERSON" used herein means person, firm, association, or corporation, as the case may be.

R3.

         The laws of the State of New York shall govern the validity, performance, and enforcement of this Lease. The invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. If any provision of this Lease is capable of two constructions, one of which would render the provision invalid and the other of which would make the provision valid, then the provision shall have the meaning which renders it valid. The submission of this Lease for examination does not constitute an offer to lease and becomes effective only upon execution and delivery thereof by Landlord and Tenant.

R4.

         If electric current is supplied by Landlord, Tenant shall purchase the same from the Landlord or Landlord's agent at a base rate consisting of the charges, terms and rates for like quantities and character of service in the Consolidated Edison service classification in effect at the time said service is used and under which the Landlord purchases service (plus 15%).

         In addition, Tenant shall pay to Landlord 6.25% of each electric bill received by Landlord from the public utility corporation, as additional rent, to recompense Landlord for the cost of lighting all of the public and service areas of the building and in administering and operating all of the electrical service and mechanical facilities of the building.

         At the option of Landlord, Tenant also agrees to purchase from Landlord or its agent all lamps of bulbs used in the demised premises and to pay for cost of installation thereof. Landlord shall not be liable to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's electrical requirements. Any riser or risers to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Landlord will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers of wiring installations.

         Bills shall be rendered at such times as Landlord may elect. In the event that such bills are not paid within ten (10) days after they are rendered, Landlord may, without further notice, discontinue the service of electric current to the demised premises. Landlord may also discontinue the service of electric current to the demised premises without cause upon thirty (30) days notice to Tenant if Landlord so elects to discontinue submetering service. In the event of discontinuance of electric service by the Landlord, Tenant shall not be released from any liability under this Lease, and Landlord shall not incur any liability for any loss or damage sustained by Tenant by such discontinuance. Such discontinuance shall not be deemed to be a lessening of services within the meaning of any law, rule, or regulation now or hereafter enacted, promulgated or issued. In the event of such discontinuance, Landlord shall permit Tenant to receive such service directly from said public utility corporation, in which event, the Tenant will, at its own cost and expense, furnish and install all risers, service wiring, and switches that may be necessary for such installation and required by the public utility company, and will at its own cost and expense, maintain and keep in good repair all such risers, wiring and switches. Tenant shall make no alteration or additions to the electric equipment and/or appliances without the prior written consent of Landlord in each instance. Rigid conduit only will be allowed.

         If any tax is imposed upon Landlord's receipt from the sale or resale of electrical energy to the Tenant by any Federal, State or Municipal Authority, Tenant covenants and agrees that, where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to, and included in the bill of, and paid by, Tenant to Landlord.

R5.

         In addition to the paying of rent reserved hereunder the Tenant covenants and agrees that if the price of #6 fuel oil used in the operation of the building of which the demised are a part of exceed 50 cents per gallon, then the annual rental to be paid by the Tenant shall be increased by multiplying 7500 by one (1) cent per gallon of increase. Such increase in cost as to each year shall be based on the average per gallon cost of the fuel oil delivered to the premises, including any and all City, State and Federal taxes, surcharges and adjustments, during the month of February 1992, and each February, thereafter, during the term of this lease as same is billed to Landlord by the oil supplier. Such annual additional rent shall be due and payable on the first day of April in each year. The obligation to make any payment pursuant to this clause shall survive the expiration or other termination of this lease. In the event that the buildings heating system is altered or changed to an alternative fuel supply such as gas, #2 or #4 oil, then it is understood and agreed that the provisions of the clause shall survive such alteration or conversion. Upon demand by Tenant, however, the Landlord agrees to submit to Tenant copies of fuel bills or accountants statement covering same.

R6.

         A. Tenant shall pay, as additional rent, six & one quarter percent (6.25%) of any and all increases in real estate taxes or assessments for public betterments covering the land and the building of which the demised premises form a part. Said increases shall be the amount charged during any Tax Year above the amount charged during the Base Tax Year.

         B. Tax Year shall mean each period of twelve (12) months commencing on the first day of July in which occurs any part of the term of this Lease or such other period of twelve (12) months occurring during the term of this lease as hereafter may be adopted as the fiscal year for real estate tax purposes of the City of New York or any other governmental authority.

         C. Base Tax Year shall mean the Tax Year 1991/92

         D. Tenant shall pay, as additional rent, six & one quarter percent (6.25%) of any costs and expenses including, without limitation, counsel fees incurred by Landlord which result in a reduction of the assessed value of the land and building as proposed by the City of New York or any other governmental authority for any Tax Year after the Base Tax Year to the extent same do not exceed the amount of any refund obtained as a result of such reduced valuation.

         E. Payment of additional rent pursuant to paragraphs "(A)" and "(D)" above shall be made within fifteen (15) days after demand based upon a statement furnished by Landlord to Tenant with each such demand.

         F. The term "real estate taxes" shall mean all taxes and assessments levied, assessed or imposed at any time by the City of New York or by any other governmental authority upon or against the land and/or building of which the demised premises form a part, and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said land and/or building. If, due to a future change in the method of taxation, or in the taxing authority, a franchise, license, income, transit, profit or other tax, fee, or governmental imposition, however designated, shall be levied, assessed or imposed against Landlord in substitution, in whole or in part, for the said real estate taxes, or in lieu of additional real estate taxes, then such franchise, license, income, transit, profit, or other tax, fee, or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purposes hereof.

         G. Any delay or failure of Landlord in billing any amount payable under this Article shall not constitute a waiver or in any way impair the continuing obligation of Tenant to make all payments hereunder.

R7.

         A. Tenant, at its sole cost and expense, shall maintain at all times during the term of this lease and at all times when Tenant is in possession of the demised premises, a comprehensive policy of general liability insurance in which Landlord, Landlord's managing agent, any Superior Lessor (as hereinafter defined), any mortgagees designated by Landlord, and Tenant, are the named insureds, for any and all claims arising during the term of this lease for damages or injuries to goods, wares, merchandise and property and/or for any personal injury or loss of life, in, upon or about the demised premises; protecting Landlord, Landlord's managing agent, any Superior Lessor, any mortgagees designated by Landlord, and Tenant against any liability whatsoever occasioned by accidents on or about the demised premises or any appurtenances thereto. Such policy is to be written by a good and solvent insurance company, satisfactory to Landlord, in the amount of ONE MILLION AND 00/100-- ($1,000,000.00)--DOLLARS per occurrence (combined single limit), TWO MILLION AND 00/100 ($2,000,000.00) DOLLARS IN aggregate. Tenant agrees to deliver to Landlord a certificate of endorsement of the aforesaid insurance policy and upon Tenant's failure to provide and keep in force the aforementioned insurance, it shall be regarded as a material default, entitling Landlord to exercise any or all of the remedies as provided in this Lease.

         B. Tenant shall deliver to Landlord such policies or certificates of such policies prior to the commencement of the term of this lease. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional named insureds such renewal policy or certificate at least thirty (30) days before the expiration of any existing policy. All such policies shall be for a period of not less than one year and shall contain a provision.

whereby the same cannot be cancelled or modified unless Landlord and any additional named insureds are given at least thirty (30) days prior written notice of such cancellation or modification, including, without limitation, any such cancellation resulting from the nonpayment of premiums. If Building Mortgagee or Tenant's insurance carrier so requires, Landlord shall have the right to require Tenant to increase the amount of the insurance maintained by Tenant under this Article, so that the amount thereof, adequately protects the interest of Landlord.

         C. Tenant shall secure an appropriate clause in, or an endorsement upon, each insurance policy obtained by it and covering or applicable to the demised premises or the personal property, fixtures, and equipment located therein or thereon, pursuant to which the insurance company waives subrogation or permits the insured, prior to any loss, to agree with a third party to waive any claim it might have against said third party without invalidating the coverage under the insurance policy. The waiver of subrogation or permission for waiver of any claim shall extend to Landlord and its agents and their respective employees.

         D. Tenant shall also obtain, at its own cost and expense, naming both Landlord, Landlord's managing agent, any Superior Lessor, any mortgagees designated by Landlord, and Tenant as named insureds, fire insurance for all personal property which may be affixed to the realty now located in the lease premises and including any future installations.

         E. Notwithstanding anything herein to the contrary, nothing herein shall prevent Landlord from recovering in the event of fire or other loss under Landlord's fire or other insurance coverage for all betterments and improvements by Tenant so affixed to the demised premises as to be considered part of the realty under law.

         F. Tenant hereby releases Landlord, Landlord's partners or principals, disclosed or undisclosed, and its agents and their respective employees in respect to any claim occurring during the term of this lease and normally covered under a fire insurance policy with extended coverage endorsement in the form normally used in respect to similar property in New York County. This waiver shall include any claim which Tenant might otherwise have against Landlord, Landlord's partners or principals, disclosed or undisclosed, and its agents and their employees for loss, damage or destruction with respect to Tenant's property by fire or other casualty (including rental value or business interest, as the case may be).

R8.

         For the purposes of this Article only, the following words and terms shall have the following meanings:

         (i) "RAB Labor Rate" shall mean the minimum regular hourly wage rate prescribed for Elevator Operators in Class A Loft Buildings in effect on January 1st of the Base Year or any Comparison Year pursuant to an agreement between the Realty Advisory Board on Labor Relations, Incorporated, hereinafter referred to as RAB (or any successor thereto) and Local 32B of the Building Service Employees International Union, AFL-CIO for any successor thereto) provided, however, that if in any year during the term of this lease regular employment of Elevator Operators shall occur on days or during hours when overtime or other premium pay rates are in effect pursuant to such agreement, then the term "regular hourly wage rate" as used in this Article shall be deemed to mean the average hourly wage rate for the hours in a calendar week during which Elevator Operators are regularly employed (e.g., if, as of January 1st, 1975, pursuant to an agreement between RAB and Local 32B the regular employment of Elevator Operators for 40 hours during a calendar week is at a regular hourly wage rate of $3.00 for the first thirty hours, and premium or overtime hourly wage rate of $4.58 for the remaining 10 hours then the regular hourly wage rate under this Article, as of January 1st, 1975, shall be the total weekly wage rate of $135 divided by the total number of regular hours of employment forty, or $3.375); and provided, however, that if there is no such agreement in effect as of any such January 1st, "RAB Labor Rate" shall mean the minimum regular hourly wage rate actually payable to Elevator Operators by landlords of such buildings and appropriate retroactive adjustment shall thereafter be made when the minimum regular hourly wage rate pursuant to such agreement is finally determined.

         (ii) "Base Year" shall mean the calendar year 1992.

         (iii) "Comparison Year" shall mean each calendar year, subsequent to the Base Year, in which occurs any part of the term hereof.

         (iv) "Wage rate Multiple" shall mean the figure, "7500".

         (v) "Elevator Operators" shall mean the classification of employee engaged in the operation of elevators in Class A Loft Buildings most nearly comparable to that classification now applicable to elevator operators in the current agreements between RAB and Local 32B (which classification is presently termed "others" in said agreements).

If for any Comparison Year, the RAB Labor Rate shall be increased over the RAB Labor Rate for the Base Year, Tenant shall pay to Landlord as additional annual rent an amount equal to the product obtained by multiplying the Wage Rate Multiple by 1 the number of cents of such increase, such payment to be made in equal monthly installments commencing with the first monthly installment of rent falling due on or after the effective date of such increase and continuing thereafter until a new adjustment shall have become effective in accordance with the provisions of this Article. Landlord shall give Tenant written notice of each change in the RAB Labor Rate which will be effective to create or change Tenant's obligation to pay additional rent pursuant to the provisions of this Article. If said notice be given to Tenant after the commencement of a Comparison Year then Tenant shall within ten (10) days after the giving thereof pay to Landlord such additional rent for any months in such Comparison Year which shall have elapsed prior to the giving of such notice. The additional rent due pursuant to the provisions of this Article shall be collectible by Landlord in the same manner as annual rent. The obligation to make any payments pursuant to this article shall survive the expiration or other termination of this lease.

R9.

         Tenant, at its own cost and expense, shall arrange for the removal of all rubbish from the demised premises and from the Building in accordance with any and all applicable municipal codes and regulations and in accordance with any rules and regulations of the Building which, in the judgment of Landlord, are necessary for the proper operation of the Building.

R10.

         Tenant shall look only to Landlord's estate and property in the Building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord hereunder, and no other property or assets of Landlord or its partners or principals, disclosed or undisclosed, shall be subject to lien, levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the demised premises; and if Tenant shall acquire a lien on such other property or assets by judgment or otherwise, Tenant shall promptly release such lien by executing and delivering to Landlord an instrument to that effect prepared by Landlord.

R11.

         Tenant shall and hereby does waive its right and agrees not to interpose any counterclaim or set off, of whatever nature or description, in any proceedings or action which may be constituted by Landlord against Tenant to recover rent, additional rent, other charges, or for damages, or for any breach of this Lease whatsoever, or any renewal, extension, holdover, or modification thereof, the relationship of Landlord and Tenant, or Tenant's use or occupancy of said premises. This clause, as well as the "waiver of jury trial" provision of this Lease, shall survive the expiration, early termination, or cancellation of this Lease or the term thereof. Nothing herein contained, however, shall be construed as a waiver of Tenant's right to commence a separate action on a bonafide claim against Landlord.

R12.

         If Tenant is in arrears in payment of rent or additional rent, Tenant waives Tenant's rights, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items Landlord sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited.

R13.

         If, at the request of Tenant and as an accommodation to Tenant, Landlord shall place upon such directory board, as Landlord may from time to time maintain in the lobby of the Building, one or more names or persons, firms or corporations other than Tenant, this shall not be deemed to operate as an attornment or as a consent by Landlord to an assignment or subletting by Tenant of all or any portion of the demised premises to such persons, firms or corporations. Landlord reserves the right at all times to limit the number of listings which Tenant can have on the building directory.

R14.

         A. If, in connection with obtaining financing for the Building, a bank, insurance company or other lending institution shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay, or defer it's consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

         B. Tenant agrees, at any time and from time to time, as requested by Landlord, upon not less than ten (10) days prior notice, to execute and deliver a statement certifying that this lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force as modified and stating the modifications), certifying the dates to which the rent and additional rent have been paid, and stating whether or not, to the best knowledge of Tenant, and, if so, specifying each such default of which Tenant may have knowledge, and stating whether or not, to the best of knowledge of Tenant, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default, and if so, specifying each such event, it being intended that any such statement delivered pursuant thereto shall be deemed a representation and warranty to be relied upon by Landlord and by other with whom Landlord may be dealing, regardless of independent investigation.

R15.

         A. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, or mortgage or otherwise encumber, all or any part of its interest in this Lease, sublet the Demised Premises, in whole or in part, or suffer or permit the Demised Premises or any part thereof to be used by other, without the prior written consent of Landlord in each instance.

         B. If Tenant shall desire to assign its interest in this Lease or to sublet all or any portion of the Demised Premises, Tenant shall submit to Landlord a written request for Landlord's consent to such assignment or subletting, which request shall be accompanied by the following information: (i) the name and address of the proposed assignee or subtenant; (ii) if Tenant desires to sublet a portion of the Demised premises, a description of the portion to be sublet, together with a floor plan thereof; (iii the terms and conditions of the proposed assignment or subletting; (iv) the nature and character of the business of the proposed assignee or subtenant and its proposed use of the Demised Premises; and (v) current financial information and any other information Landlord may reasonably request with respect to the proposed assignee or subtenant.

         C. Landlord shall not unreasonably withhold its consent to the proposed assignment or subletting for the use permitted in this Lease, provided that:

            1. The Demised Premises shall not, without Landlord's prior consent, have been listed or otherwise publicly advertised for assignment or subletting at a rental rate lower than the higher of (a) the Fixed Annual Rent and all Additional Rent then payable, or (b) the then prevailing rental rate for other space in the Building, and Tenant shall not enter into any sublease at a lower rental rate than the Fixed Annual Rent and all Additional Rent then payable;

            2. Tenant shall not then be in default hereunder beyond the expiration of any applicable grace period.

            3. The proposed assignee or subtenant shall have a financial standing, be of a character, be engaged in a business, and propose to use the Demised Premises, in a manner consistent with the permitted use(s) and in keeping with the standards of the Building.

            4. The proposed assignee or subtenant shall not then be a tenant, subtenant or assignee of any space in the Building, nor shall the proposed assignee or subtenant be a person or entity with whom Landlord is then negotiating to lease space in the Building.

            5. The character of the business to be conducted in the Demised Premises by the proposed assignee or subtenant shall not substantially increase Operating Expenses or Building Energy Costs or the burden on existing cleaning services or elevators in the Building.

            6. In case of a subletting, the subtenant shall be expressly subject to all of the obligations of Tenant under this Lease and the further condition and restriction that such sublease shall not be assigned, encumbered or otherwise transferred or the Demised Premises further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the subtenant to be used or occupied by others, without the prior written consent of Landlord in each instance.

            7. No subletting shall end later than one (1) day before the Expiration Date nor shall any subletting be for a term of less than two (2) years unless it commences less than two (2) years before the Expiration Date.

            8. At no time shall there be more than two occupants, including Tenant, in the Demised Premises.

            9. Any portion of the Demised Premises proposed to be sublet shall not comprise less than 25 percent contiguous square feet of area and shall be of a shape or configuration such that both the area proposed to be sublet and the remainder of the Demised Premises shall in Landlord's judgment constitute commercially marketable separate rental units.

            10. Tenant shall reimburse Landlord on demand for any reasonable fees, including attorney's fees and disbursements, that may be incurred by Landlord in connection with said assignment or sublease.

         D. Every subletting hereunder is subject to the express condition, and by accepting a sublease hereunder each subtenant shall be conclusively deemed to have agreed, that if this Lease should be terminated prior to the Expiration Date or if Landlord should succeed to Tenant's estate in the Demised Premises, then at Landlord's election such subtenant shall either surrender the Demised Premises to Landlord within sixty (60) days of Landlord's request therefore, or shall attorn to and recognize Landlord as such subtenant's landlord under such sublease, and such subtenant shall promptly execute and deliver any instrument Landlord may reasonably request to evidence such attornment.

         E. Tenant shall deliver to Landlord a copy of each sublease or assignment made hereunder within ten (10) days after the date of its execution. Tenant shall remain fully liable for t performance of all of Tenant's obligations hereunder notwithstanding any subletting assignment provided for herein and, without limiting the generality of the foregoing shall remain fully responsible and liable to Landlord for all acts and omissions of any subtenant, assignee or anyone claiming by, through or under any subtenant or assignee which shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Notwithstanding any assignment and assumption by the assignee of the obligations of Tenant hereunder, Tenant herein named, and each immediate or remote successor in interest of Tenant herein named, shall remain liable jointly and severally (as a primary obligor) with its assignee and all subsequent assignees for the performance of Tenant's obligations hereunder, and shall remain fully and directly responsible and liable to Landlord for all acts and omissions on the part of any assignee subsequent to it in violation of any of the obligations of this Lease.

         F. Notwithstanding anything to the contrary contained in this Lease, no assignment of Tenant's interest in this Lease shall be binding upon Landlord unless the assignee, and, if the assignee is a partnership, the individual partners thereof, shall execute and deliver to Landlord an agreement, in recordable form, whereby such assignee agrees to perform all of the obligations of Tenant hereunder and further expressly agrees that notwithstanding such assignment the provisions of this Article shall continue to be binding upon such assignee with respect to all future assignments and transfers.

         G. If Tenant shall enter into any assignment, sublease or other agreement of occupancy permitted under this Lease, of or affecting all or any portion of the Demised Premises, or if there is any transfer of this Lease by operation of law or otherwise, and if Tenant shall receive any consideration from its assignee, subtenant or licensee for or in connection with the assignment of Tenant's interest in this Lease or the subletting or occupancy of all or any part of the Denied Premises, as the case may be (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns) or, if Tenant shall sublet or otherwise permit occupancy of the Demised Premises at a rental rate (including additional rent) or other periodic consideration which shall exceed the Fixed Annual Rent and Additional Rent then payable hereunder, Tenant shall pay to Landlord, as Additional Rent hereunder, one-half (1/2) of such consideration or such excess.

         H. Any transfer, by operation of law or otherwise of the interest of Tenant in this Lease (in whole or in part) or of a fifty (50%) percent or greater interest in Tenant (whether stock, partnership interest or otherwise) shall be deemed an assignment of this Lease within the meaning of this Article. (The issuance of shares of stock to other than the existing shareholders shall be deemed to be a transfer of such stock for the purposes of this Article.) If there has been a previous transfer of less than a fifty (50%) percent interest in Tenant, any other transfer of an interest in Tenant which would then result in an aggregate transfer of greater than fifty (50%) percent interest in Tenant shall be deemed an assignment of the interest of Tenant in this Lease within the meaning of this Article. Anything contained herein to the contrary notwithstanding the provisions of this section H shall not apply to the sale of shares by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, where such sale is effected through any recognized exchange or through the "over-the-counter market", unless the same to be related to, result in or be the result of any merger, consolidation, tender offer, takeover or other activity involving the acquisition of control of Tenant by another unrelated corporation or legal entity. All references to "Tenant" in this section H shall also be deemed to refer to any immediate or remote subtenant or assignee of Tenant.

            Any assignment or subletting to a subsidiary or a division of Manchester shall not be subject to the provisions of this paragraph in its entirety, and shall not be deemed a violation of the lease provided that Manchester remains liable under the lease.

            Any assignment of lease caused or created by a sale, merger, consolidation, or transaction of a similar nature as to the whole of Manchester and any division or subsidiary shall not be subject to the provisions of this paragraph in its entirety and shall not be deemed in violation of the lease.

         I. In the event that Tenant fails to execute and deliver any assignment or sublease to which Landlord consented under the provisions of this Article within forty-five (45) days after the giving of such consent, then Tenant shall again comply with all of the provisions of this Article before assigning its interest in this lease or subletting the Demised Premises.

         J. The consent of Landlord to an assignment or a subletting shall not relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting.

         K. If Tenant's interest in this Lease be assigned, or if the Demised Premises or any part thereof be sublet or occupied by anyone other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Fixed Annual Rent and all Additional Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the provisions of this Article or of any default hereunder or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from the further observance or performance by Tenant of all of the covenants, conditions, terms and provisions on the part of Tenant to be performed or observed.

         L. Tenant shall notify Bernstein Management Corp., or Landlord, of its desire to assign this lease or sublet the premises. Upon the obtaining the proposed assignee or sublessee, upon terms satisfactory to tenant, tenant shall submit to landlord in writing (1) the name or the proposed assignee or subtenant; (2) the terms and conditions of the proposed assignment or subletting; (3) the nature or character of the business of the proposed assignee or subtenant or any other information reasonably requested by landlord.

         M. If there is a dispute between Landlord and Tenant as to the reasonableness of Landlord's refusal to consent to any subletting or assignment, such dispute shall be determined by arbitration in The City of New York in accordance with the prevailing rules of the American Arbitration Association. The arbitrators shall be bound by the provisions of this Lease and shall not add to, subtract from or otherwise modify such provisions. Notwithstanding any contrary provisions hereof, Landlord shall not be liable to Tenant for a breach of Landlord's covenant not unreasonably to withhold such consent and Tenant's sole remedy in such event shall be to enter into the proposed subletting or assignment.

 R16.

         In every case in which Tenant is required by the terms of this Lease to pay to Landlord a sum of money (including, without limitation, payment of fixed and additional rent) and payment is not made within ten (10) days after the same shall become due, Tenant shall pay as additional rent hereunder, interest on such sum or so much thereof as shall be unpaid from the date it becomes due until it is paid. Such interest shall be computed at a rate which shall be two (2%) percent per month; provided, however, in no event shall such interest be in excess of the highest rate of interest which shall from time to time be permitted under the laws of the State of New York to be charged on late payments of sums of money due pursuant to the terms of a lease.

R17.

         Tenant agrees it shall indemnify and save Landlord harmless against all costs, claims, loss or liability resulting from delay by Tenant in surrendering the demised premises upon the expiration or earlier termination of this Lease, including, without limitation, any claims made by any succeeding tenant founded on such delay.


R18.

         If any law, decision, order, rule or regulation (collectively called "Limiting Law") of any governmental authority shall have the effect of limiting for any period of time the amount of Rent or other amounts payable by Tenant to any amount less than the amount required by the Lease, then:

            a. Throughout the period of limitation, Tenant shall remain liable for the maximum amount of rent and other amounts which are legally payable; and

            b. When the period of limitation ends, or if the Limiting Law is repealed, or following any order or ruling that substantially restrains or prohibits enforcement of the Limiting Law, Tenant shall pay to Landlord, on demand (to the extent that payment of such amounts is not prohibited by law), all amounts that would have been due from Tenant to Landlord during the period of limitation but which were not paid because of the Limiting Law; and thereafter Tenant shall pay to Landlord rent and all other amounts due pursuant to this Lease, all calculated as though there had been no intervening period of limitation.


R19.

         Any default by Tenant under any other lease of space in the Building shall be deemed a default of the same nature under this Lease.

R20.

         Tenant represents and warrants to Landlord that the only agent or broker with whom Tenant has dealt in connection with this Lease and/or the demised premises and/or the building containing the demised premises is Bernstein Management Corp., and Aegis Realty Corp., and that this lease was not brought about or procured through the use, negotiation and/or instrumentality of any other agent or broker. Tenant covenants and agrees to indemnify and hold Landlord harmless from and against any and all claims for commissions and other compensation made by any other agent or agents and/or any other broker or brokers based on any dealings between Tenant and any other agent or agents and/or any other broker or brokers, together with all costs and expenses incurred by Landlord in resisting such claims (including, without limitation attorney's fees). Landlord agrees to pay any commission or fee due Bernstein Management Corp., and Aegis Realty Corp., for bringing about this lease, and Landlord represents that it knows of no claims by any other brokers.

R21.

         Tenant understands and agrees that changes in or to the demised premises that require the hiring by Tenant of independent contractors or subcontractors, either licensed or unlicensed, may only be made with the prior written consent of the Landlord. Such consent not to be unreasonably withheld.

R22.

         Landlord may at any time request arbitration, and Tenant may at any time when not in default in the payment of any rent request arbitration, of any matter in dispute, but only where arbitration is expressly provided for in this lease. The party requesting arbitration shall do so by giving notice to that effect to the other party, specifying in said notice the nature of the dispute, and said dispute shall be determined in New York City, by a single arbitrator, in accordance with the rules then obtaining of the American Arbitration Association (or any organization which is the successor thereto). The award in such arbitration may be enforced on the application of either party by the order of judgment of a court of competent jurisdiction. The fees and expenses of any arbitration shall be borne by the parties equally, but each party shall bear the expense of its own attorneys and experts and the additional expenses of presenting its own proof. If tenant gives notice requesting arbitration as provided above, Tenant shall simultaneously serve a duplicate of the notice on each mortgagee and ground lessor whose name and address shall previously have been furnished to Tenant, and such mortgagees and ground lessors shall have the right to participate in such arbitration.

R23.

         In the event the Landlord herein is directed by any City, State or Federal agency to comply with Local Law Legislation, due to Tenants use and occupancy of the demised premises, which includes Local Laws 5, elevator inspection, and Local Law 10, facade inspection, but not limited thereto, the Tenant herein agrees to pay the cost to comply with said directives. These costs will be deemed to be additional rent and will become due and payable on the first day of the month succeeding the completion of the work, and will be paid together with the rent. The Landlord reserves its right to collect said additional rent in accordance with the terms provided in this lease.

R24.

         The square footage and percentage herein set forth in this lease are approximate only and the Landlord and Tenant hereby agree that same shall not be deemed a representation of Landlord. Landlord and Tenant hereby agree that the square footage figure and percentage set forth has been determined solely for the purpose of computing Tenant's contribution for escalation charges.

R25.

         If Tenant shall request Landlord's approval or consent and Landlord shall fail or refuse to give such approval or consent, Tenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Landlord, it being intended that Tenant's sole remedy shall be an action for injunction or specific performance (the rights to money damages or other remedies being hereby specifically waived), and that such remedy shall be available only in those cases where Landlord shall have expressly agreed in writing not to unreasonably withhold its consent or approval or where as a matter of law Landlord may not unreasonably withhold its consent or approval.

R26.

         Landlord has installed and brought to the floor of the demised premises a riser for AC electric current, and Tenant is hereby given the right to connect to and draw AC current from said riser or to continue use of existing connections to said riser and Tenant shall pay to Landlord as additional rent hereunder, on the 1st day of each and every month shall pay to Landlord as additional rent hereunder, on the 1st day of each and every month of the term, in advance, the sum of $ None for the right to use and connect to said AC riser, Tenant shall not connect to nor make any additions or changes to existing use of said risers without first obtaining Landlord's written consent therefor, and tenant's connections to said riser and the use thereof shall be subject to Landlord's rules and regulations for the building in which the demised premises are located. The quantity of the AC current from said AC riser allocated to Tenant, and which Tenant may use through its connections thereto, shall be at the sole determination and discretion of Landlord; and should Tenant use more AC current drawn from said riser than is allocated by Landlord for the demised premises of which Landlord shall be the sole judge, Tenant shall discontinue the excessive use of such current. It is understood that Tenant shall pay for all electric current consumed by Tenant and including that drawn from said AC riser.

R27.

         Tenant agrees that the value of the demised premises and the reputation of the Owner will be seriously injured if the premises are used for any obscene or pornographic purposes or any sort of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called rubber goods Shops, or as a sex club of any sort, or as a "massage parlor." Tenant agrees further that Tenant will not permit any of these uses by any sublessee or assignee of the premises. This Article shall directly bind any successors in interest to the Tenant. Tenant agrees that if at any time Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined here as it is in Penal Law Section 235.00.

R28.

         It is specifically understood and agreed that this lease is offered to the Tenant for signature by the Managing Agent of the building solely in its capacity as such Agent and subject to the Landlord's acceptance and approval and that the Tenant has hereunto affixed its signature with the understanding that the said lease shall not in any way bind the Landlord or its Agent until such time as the Landlord has approved said lease and same is executed and delivered to the Tenant.

R29.

         Notwithstanding any thing to the contrary contained in this Lease, any monies due Landlord other that the annual rental are deemed to be additional rent, and any default in the payment or additional rent shall give to Landlord the same remedies as it has with respect to a default in the payment of rent.

R30.

         Landlord shall serve written notice to Tenant, giving Tenant 3 days notice of Landlord's substantial completion of the work as described in R32 and that Tenant may occupy the demised premises. Upon the expiration of said 3 day notice, and for the six month period immediately following the expiration of said 3 day notice, Tenant shall be allowed to occupy the demised premises base rent free. Tenant shall be liable for all other charges during said period, included but not limited to electric use.

R31.

         Simultaneously with the signing of this lease, the tenant will deliver to landlord the amount of $23,437.50 in prepaid rent; said amount to be paid by certified check. Providing the tenant has complied with all of the terms, covenants and conditions of this lease, and is not in arrears in payment of rent, then the Landlord does hereby agree to credit the Tenant for the aforesaid sum of $23437.50 as follows:

         a. The sum of $7812.50 to be applied towards the tenant's rent for the month of November, 1998 and;

         b. The sum of $7812.50 to be applied towards the tenant's rent for the month of December, 1998 and;

         c. The sum of $7812.50 to be applied towards the tenant's rent for the month of January, 1999.

R32.

         Landlord at its own cost and expense shall do the following work:

         a. Paint the entire premises in building standard color, tenant to have choice of paint colors.

         b. Furnish and install building standard carpet, tenant to have sample of carpet and choice of color.

         c. Landlord will provide installation of kitchen area and offices as per attached plan, and all other labor and material necessary to complete the demised premises pursuant to the attached plan.

ADDENDUM TO LEASE DATED JANUARY 15, 1992 between 352 Seventh Avenue Associates, as Landlord, and Manchester Equipment Co. Inc. as Tenant.

--------------------------------------------------------------------------------

         FIRST: As to fourth paragraph of R4 - Said paragraph is herein deemed deleted in its entirety and the following paragraph is substituted in its place and stead:

             "Bills shall be rendered at such times as Landlord may elect. In the event that such bills are not paid within ten (10) days after they are rendered and upon thirty (30) days written notice to cure directed to the Tenant, certified mail, return receipt, Landlord may, without further notice discontinue the service of electric current to the demised premises. Landlord may also discontinue the service of electric current to the demised premises without cause upon forty-five (45) days notice to Tenant if Landlord so elects to discontinue submetering service. In the event of discontinuance of electric service by the Landlord, Tenant shall not be released from any liability under this Lease, and Landlord shall not incur any liability for any loss or damage sustained by Tenant by such discontinuance. Such discontinuance shall not be deemed to be a lessening of services within the meaning of any law, rule, or regulation now or here after enacted, promulgated or issued. In the event of such discontinuance, Landlord shall permit Tenant to receive such service directly from said public utility corporation, in which event, the Tenant will, at its own cost and expense, furnish and install all risers, service wiring, and switches that may be necessary for such installation and required by the public utility company, and will, at its own cost and expense, maintain and keep in good repair all such risers, wiring and switches. Tenant shall make no alteration or additions to the electric equipment and/or appliances without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. Rigid conduit only will be allowed."

         SECOND: As to R5 - The following provision shall be deemed added to the terms of this sub-paragraph:

             "Provided, however, that the liability of the Tenant, pursuant to the provisions of this paragraph, shall not exceed the sum of $500. for each year of the term of this lease."

         THIRD: As to R6.C - The terms and conditions of R6.C are herein deemed deleted from the lease in their entirety and the following paragraph is substituted in its place and stead:

             "The Base Tax Year is herein defined as the taxes for the calendar year 1992, consisting of the total of the taxes for the third and fourth quarters of the 1991/92 tax year and the first and second quarters of the 1992/93 tax year, notwithstanding the definition of "tax year" in Paragraph R6B to the contrary. The liability of the Tenant for the payment of real estate tax increases pursuant to this paragraph shall commence January 1, 1993."

         FOURTH; As to R6.E - The following provision shall be deemed added to the terms of this sub-paragraph:

             "The non-payment by the Tenant of this additional rent shall not be deemed a default by the Tenant until subsequent to a ten day written notice to cure directed to the Tenant."

         FIFTH: As to R16. Said paragraph is herein deemed deleted in its entirety and the following paragraph is substituted in its place and stead:

             "In every case in which Tenant is required by the terms of this Lease to pay to Landlord a sum of money (including, without limitation, payment of fixed and additional rent) and payment is not made within ten (10) days after the same shall become due, and after a ten (10) day written notice to cure directed to the Tenant, Tenant shall pay as additional rent hereunder, interest on such sum or so much thereof as shall be unpaid from the date it becomes due until it is paid. Such interest shall be computed at a rate which shall be two (2%) percent per month; provided, however, in no event shall such interest be in excess of the highest rate of interest which shall from time to time be permitted under the laws of the State of New York to be charged on late payments of sums of money due pursuant to the terms of a lease."

         SIXTH: As to R26 - The following provision shall be deemed added to the terms of this paragraph:

             "Landlord represents the present electric service to the demised premises is "200 amp service, three phase."

         SEVENTH: As to R30 - Said paragraph is herein deemed deleted in its entirety and the following paragraph is substituted in its place and stead:

             "Landlord shall serve written notice to Tenant giving Tenant seven days written notice of Landlord's substantial completion of the work as described in R32 and that Tenant may occupy the demised premises. Upon the expiration of said seven day notice, and for the six month period immediately following the expiration of said seven day notice, Tenant shall be allowed to occupy the demised premises, free of base rent and all items of additional rent. Tenant shall be liable for charges for electric use during this period. "Substantial Completion" as used in the within paragraph is herein defined as follows:

             (1) all ceilings and lighting are installed and operable;

             (2) all walls and partitions have been erected,

             (3) all flooring (carpeting) has been installed,

             (4) air conditioning, plumbing and electric systems to be in good working condition,

             (5) all debris caused by the Landlord's trades people has been removed,

             (6) all painting has been completed with the exception of
                 touch-ups,

             (7) all locks and doors installed and operable."

ADJACENT        32.  If an excavation shall be made upon land adjacent
EXCAVATION --   to the demised premises, or shall be authorized to be
SHORING:        made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND       33.  Tenant and Tenant's servants, employees, agents,
REGULATIONS     visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such
other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

SECURITY:        34.  Tenant has deposited with Owner the sum of $none as
[hand art]      security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ESTOPPEL        35.  Tenant, at any time, and from time to time, upon at least
CERTIFICATE     10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or
corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSORS      36.  The covenants, conditions and agreements contained
AND ASSIGNS:    in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.
_________________________
[hand art] Space to be filled in or deleted

Riders and addendum attached hereto are made part hereof.

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                         352 Seventh Avenue Associates, by
                                         Bernstein Management Corp., Agent

Witness for Owner:                       by:  /s/                        [CORP.
                                             ____________________________ SEAL]
                                                       President

__________________________________       Manchester Equipment Co. Inc. [L.S.]


Witness for Tenant:                      by:  /s/                        [CORP.
                                              ___________________________ SEAL]

__________________________________       ID#  11 231 2854              [L.S.]
                                              ________________________

                                ACKNOWLEDGMENTS

CORPORATE OWNER
STATE OF NEW YORK.      ss.:
COUNTY OF

   On this         day of                                , 19  , before me

personally came
to me known, who being byme duly sworn, did depose and say that he resides in

that he is the                  of

the corporation described in and which executed the foregoing instrument, as OWNER that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.
________________________________________________________________________________

INDIVIDUAL OWNER
STATE OF NEW YORK.      ss.:
COUNTY OF

   On this         day of                                , 19  , before me

personally came
to me known and known to me to be the individual
described in and who, as OWNER, executed the foregoing instrument and
acknowledged to me that                          he executed the same.
________________________________________________________________________________

CORPORATE TENANT
STATE OF NEW YORK.      ss.:
COUNTY OF

   On this         day of                                , 19  , before me

personally came
to me known, who being by me duly sworn, did depose and say that he resides in

that he is the                  of

the corporation described in and which executed the foregoing instrument, as TENANT that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

_______________________________________________________________________________

INDIVIDUAL TENANT
STATE OF NEW YORK.      ss.:
COUNTY OF

   On this         day of                                , 19  , before me

personally came
to me known and known to me to be the individual
described in and who, as TENANT, executed the foregoing instrument and
acknowledged to me that                          he executed the same.
_______________________________________________________________________________